UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 2, 2013, the Company issued a press release containing financial and operating results for the first quarter 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company plans to host a webcast and conference call at 11:00 a.m. Eastern time/9:00 a.m. Mountain time on Friday, May 3, 2013 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com), or join by telephone by calling 877-415-3183 (857-244-7326 international callers) with passcode 61657684.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.	Regulation FD Disclosure

Results of Operations Conference Call and Presentations

The Company plans to host a webcast and conference call at 11:00 a.m. Eastern time/9:00 a.m. Mountain time on Friday, May 3, 2013 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com).

Upcoming Events

Also, the Company announced upcoming events. Updated investor presentations will be posted to the homepage of the Company’s website at www.billbarrettcorp.com for each event below. Webcast events will also be accessible on the homepage of the Company’s website:

Annual Meeting of Stockholders

The 2013 Annual Meeting of Stockholders of Bill Barrett Corporation will be held on May 10, 2013 at 8:30 a.m. Mountain time. The meeting will be followed by a Company presentation and a question and answer period. The meeting, presentation and question and answer period will be webcast and may be accessed live and for replay on the Company’s website at www.billbarrettcorp.com.

Investor Conferences

Vice President of Investor Relations Jennifer Martin will participate in investor meetings at the 2nd Annual ISI Bermuda Energy One-on-One Conference to be held May 7-10, 2013. The presentation handout for this event will be posted at 5:00 p.m. Mountain time on May 6, 2013.

Chief Financial Officer Bob Howard will present at the BAML Global Energy and Power Leveraged Finance Conference May 14, 2013 at 8:30 a.m. Eastern time. The presentation will be webcast. The presentation handout for this event will be posted at 5:00 p.m. Mountain time on May 13, 2013.

All statements in the conference call and presentations, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2013	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron
Executive Vice President—General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 2, 2013.

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